SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                       Date of Report
                       (Date of earliest
                       event reported):      December 18, 1998



                              BANDAG, INCORPORATED
             (Exact name of registrant as specified in its charter)



        Iowa                      001-07007                     42-0802143
 --------------------        ---------------------          --------------------
   (State or other              (Commission File                (IRS Employer
   jurisdiction of                  Number)                  Identification No.)
    incorporation)

                              2905 North Highway 61
                              Muscatine, Iowa 52761
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)
                                 (319) 262-1400
                       ----------------------------------
                         (Registrant's telephone number)

                                Page 1 of 3 pages

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ITEM 5.  OTHER EVENTS

                  On December 18, 1998, Bandag, Incorporated (the "Registrant") and Treadco, Inc. ("Treadco") executed a definitive settlement agreement terminating a dispute between Registrant and Treadco previously described in
Item 3 of Registrant's Annual Report on Form 10-K for the years ended December 31, 1995, 1996 and 1997.

                  A copy of the press release announcing the settlement is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

                  (a)      None.

                  (b)      None.

                  (c) See Exhibit Index on page 3.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   BANDAG, INCORPORATED


                                                   By: /s/Warrent W. Heidbreder
                                                       Warren W. Heidbreder,
                                                       Vice President and
                                                       Chief Financial Officer

                               Page 2 of 3 pages

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                                  EXHIBIT INDEX

            Exhibit Number                           Exhibit Description

                 99.1                                   Press Release


                               Page 3 of 3 pages